                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 3, 2005

                           LONG BEACH SECURITIES CORP.

            (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2005, providing for the issuance of
                   Asset-Backed Certificates, Series 2005-WL2)

             ______________________________________________________
             (Exact name of registrant as specified in its charter)

                                   333-109318
                            (Commission File Number)

            Delaware                                33-0917586
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
         incorporation)

         1400 South Douglass Road, Suite 100, Anaheim, California 92806
             (Address of principal executive offices, with zip code)

                                 (714) 939-5200
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01 Other Events

Description of the Certificates and the Mortgage Pool

     Long Beach Securities Corp. (the "Registrant") plans a series of certificates, entitled Long Beach Mortgage Loan Trust 2005-WL2, Asset-Backed Certificates, Series 2005-WL2 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of August 1, 2005, among the Registrant as depositor, Long Beach Mortgage Company as master servicer and Deutsche Bank National Trust Company as trustee. The Certificates to be designated as the Series 2005-WL2 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of three pools of fixed rate and adjustable rate, residential mortgage loans (the "Mortgage Loans").

Computational Materials

     Credit Suisse First Boston LLC ("CSFB") and WaMu Capital Corp. ("WCC") will be the underwriters in the public offering of the Certificates. CSFB and WCC are referred to herein as the "Underwriters."

     The Underwriters have advised the Registrant that they have furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates that will be publicly offered (the "Underwritten Certificates") and terms of certain classes of Underwritten Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Underwritten Certificates under certain assumptions and scenarios.

     The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

     The Computational Materials were prepared by the Underwriters at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Collateral Term Sheets

     CSFB has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of loan level information, data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

     The Collateral Term Sheets have been provided by CSFB. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

     The Collateral Term Sheets were prepared by CSFB at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Item 9.01 Financial Statements and Exhibits

          (a)  Financial Statements. Not applicable.

          (b)  PRO FORMA Financial Information. Not applicable.

          (c)  Exhibits


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
              Item 601(A) of
              Regulation S-K
Exhibit No.     Exhibit No.                       Description
-----------     -----------                       -----------
     1             99.1        Computational Materials (as defined in Item 8.01)
                               that have been provided by the Underwriters to
                               certain prospective purchasers of Long Beach Mortgage
                               Loan Trust Asset-Backed Certificates, Series 2005-WL2.

     2             99.2        Collateral Term Sheets (as defined in Item 8.01)
                               that have been provided by CSFB to certain prospective
                               purchasers of Long Beach Mortgage Loan Trust Asset-Backed
                               Certificates, Series 2005-WL2.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LONG BEACH SECURITIES CORP.


Date: August 23, 2005                   By: /s/ James Mark
                                            ------------------------------------
                                        Name: James Mark
                                        Title: Authorized Officer

Index to Exhibits

Exhibit No.                       Description
----------                        -----------
   99.1       Computational Materials (as defined in Item 8.01)
              that have been provided by the Underwriters to certain
              prospective purchasers of Long Beach Mortgage Loan
              Trust Asset-Backed Certificates, Series 2005-WL2

   99.2 Collateral Term Sheets (as defined in Item 8.01) that have been provided by CSFB to certain prospective purchasers of Long Beach Mortgage Loan Trust Asset-Backed
              Certificates, Series 2005-WL2.


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